Exhibit 99.1

KPMG LLP
Suite 900 8350 Broad Street
McLean, VA 22102

Independent Accountants’ Agreed-Upon Procedures Report

Loan Funding Structure VI LLC and Bankers Healthcare Group, LLC (together, the “Company”) Goldman Sachs & Co. LLC (the “Structuring Agent”)

(together, the “Specified Parties”)

Re: BHG Securitization Trust 2026-2CON – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “BHG 2026-2CON Final Tape vInternal vF2.xlsx” (the “Data File”) provided by the Structuring Agent on July 27, 2026, on behalf of the Company, containing information on 5,195 unsecured consumer loans (the “Loans”) as of June 30, 2026 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by BHG Securitization Trust 2026-2CON. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•

The term “Sample Selection File” means an electronic data file entitled “BHG 2026-2CON Final Tape vInternal.xlsx” provided by the Structuring Agent on July 22, 2026, on behalf of the Company, containing information on 5,199 unsecured consumer loans as of June 30, 2026.

•

The term “Loan Agreement” means the following information provided by the Company: Financing Agreement, Loan Summary, Cash Flow Calculation, Application for Credit, Credit Report, and/or Verification of Funding.

•	The term “Loan Documents” means the following information sources provided by the Company:

•	Loan Agreement

•	Promissory Note

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

The Loan Documents were represented by the Company to be a copy of the original Loan Documents, and/or electronic records contained within the Company’s servicing system. We make no representation regarding the validity or accuracy of these documents, the execution of the Loan Documents by the borrower, or the electronic records contained within the Company’s servicing system.

•

The term “Company’s Asset System File” means an electronic data file entitled “BHG 2026-2CON Asset System File 07282026.xlsx” provided by the Company on July 28, 2026, containing: LoanType, RiskGrade, DTI, Income, FICO, APR, yearsinindustry, Industry, Specialty, AcquisitionChannel, PastDueDays, Balance, RepeatBorrower, DeferralEndDate, FundDate, and TermRemaining for the Selected Loans (defined below) from the Company’s asset system of record.

•	The term “Provided Information” means the Sample Selection File, Loan Documents and Company’s Asset System File.

The procedures we were instructed by the Company to perform are as follows:

A.

We randomly selected a sample of 150 loans from the Sample Selection File (the “Selected Loans”) using a random sampling tool. A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of loans we were instructed to randomly select from the Sample Selection File.

B.

For each Selected Loan, we compared the specified attributes in the Data File listed below to or using the corresponding information included in the Provided Information listed in the table below. The Company indicated that the absence of any of the information in the Provided Information or the inability to agree the indicated information from the Data File to the Provided Information for each of the attributes identified constituted an exception. The Provided Information is listed in the order of priority, with the highest priority source listed first.

Attribute	Provided Information

Application Number	Loan Agreement, Promissory Note

LoanType	Loan Agreement, Promissory Note, Company’s Asset System File

TotalFinanceAmount	Loan Agreement, Promissory Note

Term	Loan Agreement, Promissory Note

Rate	Loan Agreement, Promissory Note

Payment	Loan Agreement, Promissory Note

FirstPaymentDate	Loan Agreement, Promissory Note

RiskGrade	Company’s Asset System File

DTI	Loan Agreement, Promissory Note, Company’s Asset System File

guarantorstatecode	Loan Agreement, Promissory Note

Income	Loan Agreement, Promissory Note, Company’s Asset System File

FICO	Loan Agreement, Promissory Note, Company’s Asset System File

APR	Loan Agreement, Promissory Note, Company’s Asset System File

yearsinindustry	Company’s Asset System File

Industry	Company’s Asset System File

Specialty	Company’s Asset System File

AcquisitionChannel	Company’s Asset System File

PastDueDays	Company’s Asset System File

Balance	Company’s Asset System File

RepeatBorrower	Company’s Asset System File

DeferralEndDate	Company’s Asset System File

FundDate	Company’s Asset System File

TermRemaining	Company’s Asset System File

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia

August 4, 2026

Exhibit A

The Selected Loans

Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number
1	xxx51409	31	xxx25482	61	xxx67419
2	xxx64570	32	xxx27090	62	xxx70232
3	xxx61281	33	xxx27436	63	xxx98888
4	xxx51676	34	xxx27902	64	xxx34392
5	xxx81248	35	xxx33929	65	xxx42627
6	xxx01976	36	xxx34686	66	xxx45329
7	xxx15741	37	xxx35410	67	xxx46598
8	xxx28902	38	xxx38105	68	xxx47950
9	xxx43412	39	xxx38330	69	xxx60451
10	xxx48508	40	xxx38403	70	xxx60616
11	xxx54371	41	xxx40413	71	xxx61271
12	xxx80806	42	xxx40863	72	xxx63196
13	xxx88009	43	xxx41387	73	xxx63443
14	xxx97852	44	xxx43124	74	xxx64041
15	xxx06962	45	xxx43508	75	xxx66420
16	xxx08868	46	xxx45280	76	xxx69704
17	xxx09611	47	xxx45706	77	xxx70733
18	xxx10186	48	xxx45740	78	xxx73101
19	xxx11400	49	xxx46073	79	xxx73252
20	xxx13069	50	xxx47124	80	xxx75058
21	xxx16780	51	xxx49063	81	xxx75407
22	xxx18580	52	xxx50891	82	xxx86631
23	xxx18874	53	xxx52373	83	xxx99939
24	xxx19899	54	xxx53605	84	xxx08354
25	xxx20171	55	xxx56576	85	xxx09268
26	xxx20741	56	xxx58218	86	xxx15427
27	xxx21232	57	xxx58397	87	xxx16262
28	xxx23129	58	xxx59137	88	xxx17638
29	xxx23165	59	xxx59139	89	xxx18556
30	xxx24488	60	xxx62135	90	xxx19564

A-1

Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number
91	xxx22407	121	xxx04170
92	xxx23037	122	xxx04548
93	xxx24219	123	xxx05908
94	xxx26585	124	xxx08627
95	xxx27933	125	xxx08757
96	xxx30345	126	xxx14445
97	xxx30799	127	xxx15845
98	xxx32303	128	xxx28040
99	xxx34307	129	xxx38159
100	xxx36148	130	xxx40022
101	xxx36983	131	xxx46349
102	xxx38308	132	xxx48357
103	xxx44789	133	xxx48674
104	xxx51600	134	xxx49194
105	xxx60365	135	xxx52770
106	xxx61071	136	xxx53070
107	xxx62980	137	xxx53092
108	xxx63099	138	xxx54425
109	xxx75366	139	xxx54660
110	xxx76532	140	xxx55269
111	xxx80704	141	xxx55727
112	xxx83262	142	xxx57824
113	xxx86204	143	xxx58453
114	xxx86859	144	xxx61086
115	xxx89380	145	xxx61197
116	xxx90419	146	xxx62271
117	xxx94565	147	xxx62342
118	xxx95485	148	xxx63577
119	xxx96109	149	xxx66148
120	xxx99443	150	xxx66339

A-2